EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
5/11/2022	3130A1XJ2	5/13/2022	6/14/2024	6/14/2022	Non-Callable		Fixed Constant		2.875	2,000,000
5/11/2022	3130AEFG0	5/13/2022	6/11/2027	6/11/2022	Non-Callable		Fixed Constant		3.125	3,400,000
5/11/2022	3130AS3Y3	5/27/2022	5/23/2025	11/23/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/23/2023	3.230	15,000,000
5/11/2022	3130AS4D8	5/23/2022	5/23/2025	11/23/2022	Optional Principal Redemption	European	Fixed Step Up	5/23/2023	2.550	15,000,000
5/11/2022	3130AS4F3	6/9/2022	5/24/2027	11/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	6/24/2022	4.000	15,000,000
5/11/2022	3130AS4G1	5/18/2022	6/9/2023	11/18/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	11/18/2022	2.000	15,000,000
5/11/2022	3130AS4G1	5/18/2022	6/9/2023	11/18/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	11/18/2022	2.000	15,000,000
5/11/2022	3130AS4G1	5/18/2022	6/9/2023	11/18/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	11/18/2022	2.000	20,000,000
5/11/2022	3130AS4G1	5/18/2022	6/9/2023	11/18/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	11/18/2022	2.000	50,000,000
5/11/2022	3130AS4H9	5/26/2022	5/26/2023	11/26/2022	Optional Principal Redemption	Bermudan	Fixed Constant	8/26/2022	2.250	25,000,000
5/11/2022	3130AS4H9	5/26/2022	5/26/2023	11/26/2022	Optional Principal Redemption	Bermudan	Fixed Constant	8/26/2022	2.250	25,000,000
5/11/2022	3130AS4N6	5/12/2022	12/12/2022	12/12/2022	Non-Callable		Fixed Constant		1.580	750,000,000
5/11/2022	3130AS4Q9	5/19/2022	2/15/2023	11/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2022	1.950	75,000,000
5/11/2022	3130AS4S5	5/23/2022	5/23/2023	11/23/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	8/23/2022	1.750	10,000,000
5/11/2022	3130AS4T3	5/25/2022	6/12/2023	11/25/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	8/25/2022	2.000	15,000,000
5/12/2022	3130AEB82	5/16/2022	6/12/2026	6/12/2022	Non-Callable		Fixed Constant		3.125	2,000,000
5/12/2022	3130ARZJ3	5/16/2022	6/12/2037	12/12/2022	Non-Callable		Fixed Constant		3.625	2,000,000
5/12/2022	3130AS4W6	6/9/2022	6/9/2023	12/9/2022	Optional Principal Redemption	European	Fixed Constant	12/9/2022	2.250	15,000,000
5/12/2022	3130AS4X4	5/16/2022	5/16/2023	11/16/2022	Non-Callable		Fixed Constant		2.125	100,000,000
5/13/2022	3130AS5E5	5/23/2022	5/23/2025	11/23/2022	Optional Principal Redemption	Bermudan	Fixed Step Up	5/23/2023	2.500	60,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
●    American-redeemable continuously on and after the first redemption date and until maturity.
●    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
●    European-redeemable on a particular date only.
●    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
●    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

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